Filed Pursuant to Rule 497
Securities Act File No. 333-202213
 Investment Company Act File No. 811-06445

PROSPECTUS SUPPLEMENT DATED MARCH 7, 2016
(To Base Prospectus dated November 2, 2015)

THE HERZFELD CARIBBEAN BASIN FUND, INC.

$13,200,000

Common Stock

This prospectus supplement supplements the prospectus supplement and the accompanying base prospectus thereto, each dated November 2, 2015 (collectively, the “Prospectus”), which relate to the sale of shares of common stock of The Herzfeld Caribbean Basin Fund, Inc. in an “at the market” offering pursuant to an equity distribution agreement, dated September 10, 2015, with Ladenburg Thalmann & Co. Inc.

You should carefully read this prospectus supplement together with the Prospectus before investing in our common stock.  You should also review the information set forth under “Prospectus Supplement Summary—Summary Risk Factors” beginning on page S-3, and “Supplemental Risk Factors” beginning on page S-9, of the prospectus supplement dated November 2, 2015   and “Prospectus Summary—Summary Risk Factors and Special Considerations” beginning on page 5, and “Risk Factors and Special Considerations” beginning on page 18, of the base prospectus before investing.

Except where the context requires otherwise, the terms the “Fund,” “we,” “us” and “our” refer to The Herzfeld Caribbean Basin Fund, Inc. and the “Adviser” refers to HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc.

Recent Developments

Prior Sales Pursuant to the Prospectus

From November 2, 2015 to February 29, 2016, we sold an aggregate of 48,288 shares of common stock under the equity distribution agreement.  The total amount of capital raised as a result of these issuances was approximately $331,000 and net proceeds were approximately $324,000 after deducting the sales agent’s commissions and offering expenses.  The total amount of capital raised from the sale of shares of common stock under the equity distribution agreement from September 10, 2015 through February 29, 2015 was approximately $1,952,000 and net proceeds were approximately $1,913,000 after deducting the sales agent’s commissions and offering expenses.

Under the Prospectus, we are permitted to offer and sell common stock having an aggregate offering price of $13,200,000.  After deducting prior sales pursuant to the Prospectus, we may currently offer and sell additional shares of common stock having an aggregate offering price of up to $12,869,000 through Ladenburg Thalmann & Co. Inc. under the Prospectus.

Our common stock is traded on the NASDAQ Capital Market under the symbol “CUBA.” On March 3, 2016, the last reported sales price on the NASDAQ Capital Market for our common stock was $7.26 per share. We determine the NAV per share of our common stock no less frequently than monthly. Our NAV per share of our common stock as of March 3, 2016 was $6.39 (unaudited) and our total net assets were $37,549,205.70 (unaudited). As of March 3, 2016, there were 5,876,223 shares of our common stock outstanding.

Management

On February 9, 2016, the Board of Directors appointed Erik M. Herzfeld President and Chief Executive Officer of the Fund.  He continues to serve as a Portfolio Manager of the Fund. Thomas J. Herzfeld will remain Chairman of the Board and a Portfolio Manager of the Fund.

Additionally, Erik M. Herzfeld was appointed President of the Adviser effective that same date. Thomas J. Herzfeld, although no longer an officer of the Adviser, will remain Chairman of the Board of the Adviser.

Distributions

On January 6, 2016,  we paid a distribution of $0.16 per share.  Such distribution was declared on December 18, 2015 and payable to stockholders of record as of December 31, 2015.

Developments in U.S.-Cuba Relations

In January 2016, the U.S. Department of the Treasury’s Office of Foreign Assets Control and the Department of Commerce’s Bureau of Industry and Security  announced amendments to the Cuban Assets Control Regulations and Export Administration Regulations, respectively.  These amendments will remove existing restrictions on payment and financing terms for authorized exports and reexports to Cuba of items other than agricultural items or commodities, and establish a case-by-case licensing policy for exports and reexports of certain items to meet the needs of the Cuban people, including those made to Cuban state-owned enterprises.  Such amendments became effective on January 27, 2016.  The amendments are intended to further facilitate travel to Cuba for authorized purposes by allowing blocked space, code-sharing, and leasing arrangements with Cuban airlines; authorizing additional travel-related and other transactions directly incident to the temporary sojourn of aircraft and vessels; and authorizing additional transactions related to professional meetings and other events, disaster preparedness and response projects, and information and informational materials, including transactions incident to professional media or artistic productions in Cuba. Additionally, in February 2016, President Obama has announced his intention to visit Cuba in March 2016.  However, the impact that these recent developments may have on future U.S.-Cuba relations or possible investment in Cuba or Cuban securities (if any such investment activities become legally permissible) is not yet clear. There can be no assurances that relations between the U.S. and Cuba will continue to develop or that the U.S. trade embargo against Cuba will ever be lifted or further eased or, if and when such lifting or easing of the embargo commences, that the Adviser will be able to identify direct investments in issuers domiciled in Cuba that are acceptable for the Fund. If investment in securities issued by companies domiciled in Cuba were to be permitted under U.S. law, certain risks and special considerations not typically associated with investing in securities of U.S. companies would be relevant to such securities. These risks include, among others, restrictions on foreign investment and on repatriation of capital invested in Cuba, unstable currency exchange and fluctuation, the absence of a capital market structure or market oriented economy, potential price volatility and lesser or lack of liquidity of shares listed on a securities market (if one is established), continued political and economic risks and other risks described under “Prospectus Supplement Summary—Summary Risk Factors” beginning on page S-3, and “Supplemental Risk Factors” beginning on page S-9, of the prospectus supplement dated November 2, 2015   and “Prospectus Summary—Summary Risk Factors and Special Considerations” beginning on page 5, and “Risk Factors and Special Considerations” beginning on page 18, of the base prospectus.

Semi-Annual Report to Stockholders

On February 23, 2016, the Company filed its Semi-Annual Report to stockholders for the period from July 1, 2015 through December 31, 2015.  The text of the Semi-Annual Report is attached hereto as Annex A and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this prospectus supplement or the Prospectus, and you should not consider that information to be part of this prospectus supplement or the Prospectus.

ANNEX A

The Herzfeld Caribbean Basin Fund, Inc.

Semi-Annual Report
December 31, 2015

The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 (305) 271-1900

Investment Advisor HERZFELD/CUBA a division of Thomas J. Herzfeld Advisors, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 (305) 271-1900

Transfer Agent & Registrar State Street Bank and Trust 200 Clarendon Street, 16th Floor Boston, MA 02116 (617) 662-2760

Custodian State Street Bank and Trust 200 Clarendon Street, 5th Floor Boston, MA 02116

Counsel Pepper Hamilton LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

Independent Auditors KPMG LLP 191 W. Nationwide Blvd., Suite 500 Columbus, OH 43215

The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders

Thomas J. Herzfeld Chairman, President and Portfolio Manager

January 29, 2016

Dear Fellow Stockholders,

We are pleased to present our Semi-Annual Report for the six-month period ended December 31, 2015. On that date, the net asset value of The Herzfeld Caribbean Basin Fund, Inc. (CUBA) was $6.36 per share, down 12.22% for the six months then ended and adjusted for the $0.16 per share year-end capital gains distribution paid on January 6, 2016. The Fund’s share price closed the period at $6.619 per share, a loss of 28.21% over the same semi-annual time period, also adjusted for the distribution.* For calendar year 2015, the Fund’s net asset value depreciated 15.18% while the share price declined 23.65%; both figures are adjusted for the year-end distribution.*

The Fund seeks long-term capital appreciation through investment in companies that the Advisor believes are poised to benefit from economic, political, structural and technological developments in countries in the Caribbean Basin. An important part of that investment strategy continues to be focused on Caribbean Basin companies that we believe would benefit from the resumption of U.S. trade with Cuba.

Cuba Update

Since the U.S. began normalizing relations with Cuba a year ago, a flurry of announcements and changes followed, culminating with the reestablishment of embassies in Havana and Washington D.C., which each officially reopened in August 2015. Following the reopening of the embassies, progress has slowed as old fashioned politics and the current Presidential election cycle have now pushed the discussion on lifting the embargo to the side. President Barack Obama continued to call on Congress to lift the embargo in his final State of the Union address but, with only one year left in his presidency, it appears the next president will determine whether the U.S. pursues lifting the embargo or walks back some of the progress made under the Obama administration.

*	The calculation of the total investment return assumes reinvestment of dividends and distributions at prices obtained by the dividend reinvestment plan.

Letter to Stockholders (continued)

Erik M. Herzfeld Portfolio Manager

A Pew Research Poll conducted in July 2015 found 72% of Americans approve of the U.S. ending its trade embargo with Cuba, up 10 points from a similar poll run in January 2015 following President Obama’s initial announcement of rapprochement and executive orders. As the poll indicates, majorities of Republicans, Democrats, and Independents support lifting the embargo, which could provide Republican politicians protection to vote to lift the embargo without necessarily losing the support of their constituents. With the support of the majority of Americans, we believe lifting the embargo is inevitable and should provide new economic opportunities for the region as the largest Caribbean island by area, almost the size of all the other islands in the Caribbean combined, continues to be welcomed back into the global economy.

The Castros’ biggest ally, Venezuelan President Nicolas Maduro, suffered a major setback as the United Socialist Party of Venezuela was trounced in the December election.  The Democratic Unity Roundtable secured a supermajority, which allows it to dictate its own agenda without the veto power of Maduro.  The Maduro appointed Supreme Court quickly moved to block the supermajority by opening an investigation into alleged vote-buying by three lawmakers in the state of Amazonas.  The opposition alliance gave up the three seats and the supermajority in order to resolve the hostile fight in the National Assembly.  One of the major policies voiced by opposition leader Henrique Capriles was the end of subsidized oil to Cuba and Nicaragua given the current state of the Venezuelan economy.  Subsidized oil sent to Cuba, in exchange for Cuban doctors, has been the major hallmark of Venezuela’s economic relationship with Cuba.

Two of the largest Latin American countries that are diplomatically friendly to Cuba are undergoing major political changes as well. Argentina elected Mauricio Macri, a conservative, after 12 years under left-leaning Nestor Kirchner and his wife Christina, while Brazilian President Dilma Rousseff is undergoing corruption-related impeachment proceedings. As a result, Cuba’s support system in Latin America is deteriorating, which may lead Cuba to be more receptive to U.S. rapprochement.

Investment Strategy

Over the past six-months, there have been few bright spots as the U.S. and Latin American markets struggled in the face of plummeting commodity prices amidst a global economic slowdown. Much of Latin America is trading in bear market territory leading to weak economic performance in the Caribbean. Our overweight positioning in the cruise lines helped mitigate losses for the Fund, but was not enough to overcome losses in other areas. Our largest holding, Royal Caribbean Cruises Ltd. (RCL), was our best performer gaining 29.6% in the second half of 2015. Carnival Corporation (CCL) and Norwegian Cruise Line Holdings Ltd. (NCLH) also contributed positive returns in the period gaining 11.6% and 4.6% respectively. The industry saw strong revenue growth year over year as increased pricing strength led RCL to stop last-minute fare discounting. On the operating side, the cost of fuel has dropped drastically as the bunker fuel price has dropped from $614 to $202 over the past 2 years and improvements in fuel efficiency have led to decreased operating expenses. With the global oversupply of oil, fuel prices should remain depressed for the industry thereby allowing the cruise lines to hedge some of their fuel costs at much lower prices.

Letter to Stockholders (continued)

Our second largest holding, Copa Holdings (CPA) continued to struggle as economic and currency weakness in Latin America continue to weigh on the company.  The company has done a good job of keeping costs per available seat-mile, excluding fuel, down in 2015 and the lower fuel costs also contributed to lower operating expenses than the prior year.  However, with half its revenues coming from South America and another quarter from Central America, CPA had nowhere to hide as the commodity slump saw the Brazilian Real depreciate 33% versus the U.S. Dollar, the Colombian Peso drop 25% and runaway inflation in Venezuela, thereby depressing revenues from some of its largest geographic segments.  With forecasters expecting commodity weakness to continue in 2016, revenues from Latin America should continue to be depressed.  After the stock market hit a high in January of 2014, it has dropped 67.4%.  With current valuations depressed by historical standards and analysts pricing in another difficult year of decreased revenues, much of the pessimism appears to be priced into CPA, which could lead to a rebound in 2016.

Avianca Holdings (AVH), the Colombian airline with flights throughout Latin America and the Caribbean, was cut in half as the stock price dropped 53.4% in the second half of 2015 as it ran into many of the same problems as CPA but as a Colombian operator, had to deal with a 17.39% drop in the Colombian Peso versus the U.S. Dollar. The sharp move in currency made it increasingly difficult for AVH in the second half of 2015 on top of the economic weakness in the region. After a massive selloff and a price to book value of 0.29 to close the year, the company could be a takeover target.

Top 10 holding Seaboard Corporation (SEB) was another of the many positions in the portfolio that struggled in the second half of 2015, dropping 19.57% as weak commodity pricing and currency headwinds in the Caribbean Basin contributed to the decline. Third quarter results showed a drop in revenue of 13% year over year for the closely held company. As one of the largest shipping operators in the Caribbean, the drop in fuel prices helped operating costs but the drop in the price of commodities led to the drop in revenues.

We added new position, Marriott Vacations Worldwide Corporation (VAC), in the second half of 2015 as we saw the opportunity to add to the growing upscale and luxury vacation ownership segment.  VAC has a long-term license to operate under the Marriott and The Ritz-Carlton brands with over 400,000 owners and runs over 60 vacation properties in the U.S., Caribbean, Europe and Thailand.  As a points based vacation program, owners have the ability to use their points at VAC owned resorts, more than 3,000 Marriott and Ritz-Carlton branded properties, specialty travel options like cruises or safaris, or exchange with other affiliate resorts.  The flexibility that a points-based vacation program provides its owners is an enormous upgrade from the timeshare ownership programs of the past where an owner was tied down to a specific property for a specific week.  With the growth of the likes of Airbnb by the millennial generation, VAC is seeing strong growth in this new point-based business model in the same demographic.  Owners are attracted to the flexibility of locations and properties coupled with the affordability of varying point levels.  With Marriott International lobbying the U.S. to lift the trade embargo with Cuba, we see Cuba as a natural fit for VAC resorts.  We see the addition as a complement to our cruise line holdings for those that prefer land-based vacations.

Letter to Stockholders (continued)

Outlook

With pessimism permeating the Latin American markets due to political upheaval, continuing currency depreciation, and protracted weakness in commodities after multiyear selloffs in metals, oil, and agriculture, the Caribbean region may continue to struggle. The extreme velocity of the move in prices makes it difficult for politicians to enact policy, corporations to set long-term business plans, and investors to gauge risk. We plan to look for opportunities in the region in 2016 as we look for a bottoming of the multiyear bear market in commodities.

On the flip side, our exposure to commodity intensive businesses, like airlines, cruise lines, utilities, shipping, consumer goods, and homebuilders, should benefit from lower input costs while the flattened commodity curves should provide cheaper hedging costs than in prior years.

We are keeping a close eye on the municipal debt crisis in Puerto Rico, as we believe that a default or restructuring should lead to deeply discounted opportunities in the country. Hopefully, an agreement will be reached so that the crisis is not drawn out leading to the continued deterioration of the Puerto Rican economy. We have identified companies in the country that look attractive, but will take a wait and see approach until the municipal debt situation is resolved.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Letter to Stockholders (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2015.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets
USA	58.36%	Royal Caribbean Cruises Ltd.	8.28%
Mexico	14.92%	Copa Holdings, S.A.	6.59%
Panama	12.27%	Lennar Corporation	6.54%
Cayman Island	4.63%	MasTec, Inc.	6.33%
Puerto Rico	4.33%	Norwegian Cruise Line Holdings	5.77%
Colombia	1.42%	Seaboard Corporation	4.53%
Canada	0.65%	Consolidated Water, Inc.	4.28%
Bahamas	0.34%	Carnival Corporation	3.97%
Belize	0.03%	Banco Latinoamericano de Comercio Exterior, S.A.	3.86%
Latin Amer. Region	0.02%	NextEra Energy, Inc.	3.65%
Cuba	0.00%	Watsco Incorporated	3.19%
Cash and Other Countries	3.03%	Fomento Economico Mexicano ADR	2.99%

Daily net asset values and press releases by the Fund are available at www.herzfeld.com.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld Chairman of the Board President and Portfolio Manager	Erik M. Herzfeld Portfolio Manager

Schedule of Investments as of December 31, 2015 (unaudited)

Shares or Principal Amount	Description	Fair Value
Common stocks - 96.99% of net assets

Airlines - 11.63%
157,794	Avianca Holdings, S.A.	$673,780
50,550	Copa Holdings, S.A.	2,439,543
21,515	ERA Group Inc.*	239,892
24,000	Spirit Airlines, Inc.	956,400

Banking and finance - 9.91%
19,780	Bancolombia, S.A.	529,115
55,166	Banco Latinoamericano de Comercio Exterior, S.A.	1,430,454
6,000	Bank of Nova Scotia	242,640
23,643	Evertec Inc.	395,784
29,000	Popular Inc.*	821,860
3,844	W Holding Company Inc.*[1]	--
14,000	Western Union Company	250,740

Communications - 8.27%
44,690	América Móvil, S.A.B. de C.V. ADR	628,341
71,200	América Móvil, S.A.B. de C.V. Series A	54,911
209,144	América Móvil, S.A.B. de C.V. Series L	146,524
11,988	Atlantic Tele-Network, Inc.	937,821
507,515	Fuego Enterprises Inc.*	329,885
210,994	Grupo Radio Centro S.A.B. de C.V.*	150,264
28,400	Grupo Televisa, S.A.B. ADR	772,764
10,030	Spanish Broadcasting System, Inc.*	32,497
3,560	Telesites-A	2,267
10,457	Telesites-L	6,805

Conglomerates and holding companies - 0.53%
250,000	Admiralty Holding Company*[1]	--
5,000	Archer Daniels Midland Co.	183,400
70,348	BCB Holdings Ltd.*	7,258
3,250	Marlowe Holdings Ltd.*	5,928

Construction and related - 10.76%
146,372	Cemex S.A.B. de C.V. ADR	815,292
65,264	Cemex S.A.B. de C.V. Series CPO	35,521
20	Ceramica Carabobo Class A ADR*[1]	--
3,000	Martin Marietta Materials	409,740
134,927	MasTec, Inc.*	2,345,031

*	Non-income producing

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2015 (unaudited)

Shares or Principal Amount	Description	Fair Value
Construction and related (continued) - 10.76%
4,000	Vulcan Materials	$379,880

Consumer products and related manufacturing - 3.19%
327,290	Grupo Casa Saba, S.A.B. de C.V.*[1]	--
10,100	Watsco Incorporated	1,183,013

Food, beverages and tobacco - 5.67%
53,874	Cleanpath Resources Corp.*	5
8,799	Coca Cola Femsa, S.A.B. de C.V. ADR	623,058
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	175,943
12,000	Fomento Económico Mexicano, S.A.B. de C.V. ADR	1,108,200
5,000	Fresh Del Monte Produce Inc.	194,400

Housing - 6.54%
49,500	Lennar Corporation	2,421,045

Investment companies - 2.05%
7,800	iShares MSCI Mexico Capped ETF	388,674
800	Latin American Discovery Fund	5,944
7,538	Mexico Equity & Income Fund	81,109
13,245	Mexico Fund Inc.	220,132
6,593	Salient Midstream & MLP Fund	62,831
70,348	Waterloo Investment Holdings Ltd.*[1]	--

Leisure - 19.39%
27,000	Carnival Corp.	1,470,960
8,890	Marriott Vacations Worldwide Corp.	506,286
36,443	Norwegian Cruise Line Holdings Ltd.*	2,135,560
30,313	Royal Caribbean Cruises Ltd.	3,067,979

Mining - 1.35%
3,872	Grupo México, S.A.B. de C.V. Series B	8,248
32,000	Freeport McMoran Copper	216,640
31,900	Tahoe Resources, Inc.*	276,573

Pulp and paper - 0.12%
18,300	Kimberly-Clark de México, S.A.B. de C.V. Series A	42,605

Railroad - 1.31%
5,750	Norfolk Southern Corporation	486,393

*	Non-income producing

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2015 (unaudited)

Shares or Principal Amount	Description	Fair Value
Retail - 1.73%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	$27,484
1,000	Pricesmart Inc.	82,990
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	529,476

Service - 0.03%
700	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	9,896

Trucking and marine freight - 5.17%
580	Seaboard Corporation*	1,678,949
2,000	Seacor Holdings, Inc.*	105,121
9,589	Teekay LNG Partners LP	126,095
36,000	Ultrapetrol Bahamas Ltd.*	3,780

Utilities - 8.27%
12,000	Caribbean Utilities Ltd. Class A	129,192
129,538	Consolidated Water, Inc.	1,585,545
700	Cuban Electric Company*[1]	--
13,000	NextEra Energy Inc.	1,350,570

Other - 1.07%
25,000	Geltech Solutions Inc.*	8,998
4,420	Gusbourne PLC*	3,518
55,921	Margo Caribe, Inc.*	385,855
895	Siderurgica Venezolana Sivensa, S.A. ADR*[1]	--
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	--

Total common stocks (cost $39,156,926)		$35,927,404

Bonds - 0% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default	$--

Total bonds (cost $63,038) (Note 2)*		$--

Other assets less liabilities - 3.01% of net assets		$1,114,827

Net assets - 100%		$37,042,231

*	Non-income producing

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2015 (unaudited)

The investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America	58.36%
Mexico	14.92%
Panama	12.27%
Other, individually under 5%**	14.45%
100.00%

[1]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.00% of net assets.
*	Non-income producing
**	Amount includes other assets less liabilities of 3.01%

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of December 31, 2015 (unaudited)

ASSETS
Investments in securities, at fair value (cost $39,219,964) (Notes 2 and 3)		$35,927,404
Foreign currency (cost $1,967)		1,967
Cash		1,750,719
Dividends receivable		47,166
Deferred offering costs (Shelf)		119,841
Deferred offering costs (ATM)		403,479
Other assets		18,867
TOTAL ASSETS		38,269,443

LIABILITIES

Accrued investment advisor fee (Note 4)	$142,583
Distributions payable	927,357
Foreign tax withholding	1,384
Other payables	155,888
TOTAL LIABILITIES		1,227,212

NET ASSETS (Equivalent to $6.36 per share based on 5,828,037* shares outstanding)		$37,042,231

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 5,828,037* shares issued and outstanding		$5,828
Additional paid-in capital		40,291,925
Accumulated net investment gain and net realized gain on investments and foreign currency		37,038
Net unrealized loss on investments and foreign currency (Note 5)		(3,292,560)
NET ASSETS		$37,042,231

*	Includes 243,200 shares issued through dividend reinvestment plan, 1,812,293 shares issued through a rights offering conducted in 2007, 1,856,535 shares issued through a rights offering conducted in 2014 and 228,458 shares issued in an at-the-market (ATM) offering through December 31, 2015. (Note 7)

See accompanying notes to the financial statements.

Statement of Operations Six Months Ended December 31, 2015 (unaudited)

INVESTMENT INCOME AND EXPENSES
Dividends and interest		$506,450
Investment advisory fees (Note 4)	$284,593
Professional fees	191,470
Custodian fees	42,000
Insurance	17,287
CCO salary (Note 4)	13,456
Transfer agent fees	12,000
Director fees	64,400
Listing fees	11,250
Printing and postage	14,431
Proxy services	6,896
Other	13,815
Total investment expenses		671,598
NET INVESTMENT LOSS		(165,148)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	847,473
Net change in unrealized appreciation/depreciation on investments and foreign currency	(5,976,015)
NET LOSS ON INVESTMENTS		(5,128,542)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(5,293,690)

See accompanying notes to the financial statements.

Statements of Changes in Net Assets  Six Months Ended December 31, 2015 and Year Ended June 30, 2015

	Six Months Ended 12/31/15 (unaudited)	Year-Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(165,148)	$(522,640)
Net realized gain on investments and foreign currency	847,473	984,015
Net change in unrealized appreciation/depreciation on investments and foreign currency	(5,976,015)	(1,853,030)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(5,293,690)	(1,391,655)

DISTRIBUTIONS TO STOCKHOLDERS
Realized gains	(927,357)	(3,536,700)

CAPTIAL STOCK TRANSACTIONS
Net proceeds from shares issued in reinvestment of distributions (Note 7)	--	235,335
Net proceeds of rights offering (Note 7)	--	12,442,484
Net proceeds of ATM offering (Note 7)	1,651,878	--
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,569,169)	7,749,464

NET ASSETS
Beginning	41,611,400	33,861,936
Ending	$37,042,231	$41,611,400

See accompanying notes to the financial statements.

Financial Highlights

		Year Ended June 30
	Six Months Ended 12/31/15 unaudited	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each year)
Net asset value, beginning of year.	$7.43	$9.12	$9.28	$7.90	$8.13

Operations:
Net investment loss	(0.03)	(0.11)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	(0.90)	(0.08)	1.05	1.61	(0.11)
Total from operations	(0.93)	(0.19)	0.98	1.58	(0.17)

Distributions:
From net realized gains	(0.16)	(0.64)	(1.14)	(0.20)	(0.06)
Total distributions	(0.16)	(0.64)	(1.14)	(0.20)	(0.06)
Dilutive Effect of rights offering	--	(0.86)	--	--	--
Accretive Effect of ATM	0.02	--	--	--	--

Net asset value, end of year.	$6.36	$7.43	$9.12	$9.28	$7.90

Per share market value, end of year.	$6.62	$9.46	$8.15	$8.51	$6.97

Total investment return (loss) based on market value per share	(28.21%)	25.40%	8.98%	25.31%	(1.39%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year. (in 000’s)	$37,042	$41,611	$33,862	$34,445	$29,330
Ratio of expenses to average net assets	3.42%[2]	2.97%	2.46%	2.50%	2.68%
Ratio of net investment loss to average net assets	(0.42%)[2]	(1.36%)	(0.78%)	(0.38%)	(0.81%)
Portfolio turnover rate	6%	14%	24%	37%	15%

[1]	Computed by dividing the respective year’s amounts from the Statement of Operations by the average outstanding shares for each year presented.
[2]	This figure has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.

See accompanying notes to the financial statements.

Notes to Financial Statements (unaudited)

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA”.

The Fund’s investment objective is to obtain long-term capital appreciation.  The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”).  Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries.  This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders.  The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund.  However, based on experience, management expects the risk of loss to be remote.

The Fund’s custodian and transfer agent is State Street Bank and Trust Company (“SSBT”), PO Box 9130, Boston, Massachusetts  02117.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

Notes to Financial Statements (unaudited)

In determining fair value, the Fund uses various valuation approaches.  In accordance with GAAP, a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	quoted prices in active markets for identical investments
Level 2:
other significant observable inputs (including quoted prices for identical investments in markets that are not active, quoted prices for similar  investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3:	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3.  In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.  The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Notes to Financial Statements (unaudited)

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Fund’s Board of Directors (the “Board”).

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks
USA	$21,616,702	$5	$0	$21,616,707
Mexico	5,528,187	0	0	5,528,187
Panama	4,543,777	0	0	4,543,777
Cayman	1,714,737	0	0	1,714,737
Puerto Rico	1,217,643	385,855	0	1,603,498
Colombia	529,115	0	0	529,115
Other	380,607	10,776	0	391,383
Bonds
Cuba	0	0	0	0
Total Investments in securities	$35,530,768	$396,636	$0	$35,927,404

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used to determine fair value:

Investment in Securities at Value
Level 3
Balance as of 6/30/15	$406,977
Realized/Unrealized gain/(loss)	$434,302
Net purchases	0
Transfer into Level 3	0
Transfer out of Level 3	$(841,279)
Balance as of 12/31/15	$0

All transfers are recognized by the Fund at the end of each reporting period.  Transfers from Level 3 to Level 1 were $841,279, and transfers from Level 1 to Level 2 were $10,781. Transfers from Level 3 to Level 1 were due to increased trading and increased information with respect to transactions in the primary market.  Transfers between Levels 1 and 2 related to the availability of trade information near the valuation date.

Under procedures approved by the Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors.  Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Notes to Financial Statements (unaudited)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available.  Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at a fair value.  The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment.  An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value.  Discounts may be applied due to the nature or duration of any restrictions on the disposition of investments.  Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.  The Advisor employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Income Recognition

Security transactions are recorded on the trade date.  Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis.  Pursuant to a custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT.  Credit balances to reduce the Fund’s custodian fees for the six months ended December 31, 2015 were approximately $0.  Discounts and premiums on debt securities purchased are amortized over the life of the respective securities.  It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars.  Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date.  Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Notes to Financial Statements (unaudited)

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodial broker, SSBT.  The Fund transacts with other brokers.  The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.  The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders.  Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income tax provision is required.

 The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.  For the six months ended December 31, 2015, a distribution from long-term capital gains of $0.16 per share was declared on December 18, 2015.

Notes to Financial Statements (unaudited)

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038 that are currently segregated and restricted from transfer.  The bonds were listed on the New York Stock Exchange and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the New York Stock Exchange in July 1995 and trading in the bonds was suspended as of December 28, 2006.  The New York Stock Exchange has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue.  As of December 31, 2015, the position was valued at $0 by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, purchased for $5,817, which are currently segregated and restricted from transfer.  As of December 31, 2015, the position, was valued at $0 by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets.  Total fees for the six months ended December 31, 2015 amounted to $284,593, of which $142,583 is payable as of December 31, 2015.

Mr. Thomas J. Herzfeld is the owner of the Advisor.

The Fund reimbursed the Advisor in the amount of $13,456 for the portion of the chief compliance officer’s (the “CCO”) salary determined to be attributable to the services provided as CCO of the Fund, for the six months ended December 31, 2015.

NOTE 5. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2015, purchases and sales of investment securities were $2,348,411 and $2,652,712 respectively.

At December 31, 2015, the Fund’s investment portfolio had gross unrealized gains of $7,525,874 and gross unrealized losses of $10,818,434, resulting in a net unrealized loss of $3,292,560 for financial statement purposes.

NOTE 6. INCOME TAX INFORMATION

As of June 30, 2015, for tax purposes the Fund’s accumulated net realized gain on investments was $873,316.

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $266,713 due to wash sale adjustments and book-to-tax adjustments to partnership investment.  As of June 30, 2015, gross unrealized gains were $7,921,268 and gross unrealized losses were $5,504,460 for income tax purposes.

Notes to Financial Statements (unaudited)

Permanent differences accounted for during the year ended June 30, 2015 result from differences between book and tax accounting for the characterization of foreign currency losses and the write-off of the Fund’s net investment loss for tax purposes.  Such amounts have been reclassified as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments	Additional Paid in Capital
Year ended June 30, 2015	$522,640	($105,044)	($417,596)

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions.  Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2012.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses.  There were none for the year ended June 30, 2015.

The tax character of distributions paid to shareholders during the fiscal year ended June 30, 2015 and June 30, 2014 were as follows: ordinary income, $71,408 and $0, and long-term capital gains, $3,465,295 and $4,232,900, respectively.

NOTE 7. CAPITAL STOCK TRANSACTIONS

2007 Rights Offering

On October 26, 2007, the Fund issued 1,812,293 common shares in connection with a rights offering.  Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date.  The rights entitled the stockholders to purchase one new common share for every right held.  In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund’s common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days.  The final subscription price was $10.04 per share. Net proceeds to the Fund were $18,075,138 after deducting rights offering costs of $120,284. The net asset value of the Fund’s common shares was increased by approximately $0.09 per share as a result of the share issuance.

Notes to Financial Statements (unaudited)

2014 Rights Offering

On December 12, 2014, the Fund issued 1,856,535 common shares in connection with a rights offering.  Stockholders of record October 9, 2014 were issued one non-transferable right for every share owned on that date.  The rights entitled the stockholders to purchase one new common share for every three rights held.  In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 50% of the shares offered, or up to an additional 618,845 shares of common stock.

The subscription price was equal to 95% of the average volume-weighted closing sales price per share of the Fund’s common stock on the NASDAQ Capital Market on December 4, 2014 and the four preceding trading days.  The final subscription price was $6.77 per share. The Fund issued the entire 50% optional secondary oversubscription.  Net proceeds to the Fund were estimated at $12,442,484 after deducting estimated expenses of $126,034.  The net asset value of the Fund’s common shares was decreased by approximately $0.86 per share, as a result of the share issuance.

2015 ATM Offering

In connection with its At-The-Market offering, as of December 31, 2015, the Fund has issued a total of 228,453 shares of common stock.  The net asset value of the Fund’s common shares was increased by approximately $0.02 per share as a result of the share issuance.

The Fund incurred approximately $410,585 of offering costs in association with the offering, which is recorded as a deferred offering cost and is being amortized over the life of the offering.  These costs are categorized as deferred offering costs (ATM) on the Statements of Assets and Liabilities.  As of December 31, 2015, $7,106.01 has been amortized.

Additionally, the Fund incurred approximately $120,115 of offering costs in association with a shelf registration, which is recorded as a deferred offering cost and is being amortized over the life of the shelf registration.  These costs are categorized as deferred offering costs (Shelf) on the Statements of Assets and Liabilities.  As of December 31, 2015, $274.41 has been amortized.

Year-End Distributions

No distribution was declared during the fiscal year ended June 30, 2011.

On January 9, 2012, the Fund paid a year-end distribution of $0.0643 per share in cash.

On December 26, 2012, the Fund paid a year-end distribution of $0.196 per share in cash.

Notes to Financial Statements (unaudited)

On January 7, 2014, the Fund paid a year-end distribution of $1.140 per share in stock. Stockholders were also given the option of receiving the payment in cash.  Shares were purchased in the open market to pay the distribution at a reinvestment price of $8.2657 per share including brokerage commissions.

On January 7, 2015 the Fund paid a year-end distribution of $0.635 per share in cash. Stockholders enrolled in the Fund’s dividend reinvestment plan received stock, issued by the Fund at $7.85 per share, equal to 95% of the closing market price of the stock on January 7, 2015, pursuant to the Fund’s Dividend Reinvestment Plan.  The Fund issued a total of 29,978 common shares in connection with its year-end distribution.

On December 18, 2015 the Fund announced a year-end distribution of $0.16 per share in cash, payable on January 6, 2016.

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States.  However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.  In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.  Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Notes to Financial Statements (unaudited)

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar.  Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio.  Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar.  For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.  Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars.  Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars.  This risk, generally known as “currency risk” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns.  The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars.  As a result, and because distributions made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries.  If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.  The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

NOTE 9. SUBSEQUENT EVENTS

On January 6, 2016 the Fund paid a year-end distribution of $0.16 per share in cash. Stockholders enrolled in the Fund’s dividend reinvestment plan received stock, issued by the Fund at $6.27 per share, equal to 95% of the closing market price of the stock on January 6, 2016, pursuant to the Fund’s Dividend Reinvestment Plan.  The Fund issued a total of 9,675 common shares in connection with its year-end distribution.

On February 9, 2016 the Board of Directors appointed Erik M. Herzfeld President and Chief Executive Officer of the Fund.  Thomas J. Herzfeld will remain Chairman of the Board and a Portfolio Manager of the Fund.

Results of November 10, 2015 Stockholder Meeting

The annual meeting of stockholders of the Fund was held on November 10, 2015.  At the meeting two nominees for Director posts were elected as follows:

	Votes For	Votes Withheld
Kay W. Tatum	4,167,145	241,011
Cecilia L. Gondor	4,175,613	232,544

The terms of office as directors of Thomas J. Herzfeld, John A. Gelety, and Ann S. Lieff continued after the meeting.

Dividend Reinvestment Plan

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.	State Street Bank & Trust Company (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.	CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.	MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.	MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

Dividend Reinvestment Plan (continued)

5.	The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.	Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

Dividend Reinvestment Plan (continued)

7.	There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8.	The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant’s request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account.  Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.	The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Dividend Reinvestment Plan (continued)

10.
Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA  02117-0642, or by calling the Agent at (617) 662-2760.  Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.
These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

Discussion Regarding the Approval of the Investment Advisory Agreement

The Fund’s Board of Directors (the “Board”), including a majority of those directors who are not “interested persons” as such term is defined in the 1940 Act (“Independent Directors”), unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Agreement”) at a meeting held on August 4, 2015.

In connection with its approval of the continuance of the Agreement, the Board was provided with written materials provided by the Advisor and by the Fund’s legal counsel including (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Agreement, (ii) a letter from the Advisor containing detailed information about the Advisor’s services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the Agreement between the Fund and the Advisor; (iv) audited financial statements for the Advisor for the year-ended December 31, 2014 and unaudited financial statements for the six months ended June 30, 2015; (v) the Advisor’s Form ADV Parts 1 and 2; (vi) comparative performance data for the Fund relative to peer funds (foreign equity funds including Latin American regional and single country funds) for the six-month and the twelve-month periods ended June 30, 2015; and (vii) comparative expense ratio and fee data for the Fund relative to peer funds.

During its deliberations on whether to approve the continuance of the Advisory Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services will meet the needs of the Fund and its stockholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisers, which manage investment companies with investment objectives, strategies and policies similar to those of the Fund, the Advisor’s history and experience providing investment services to the Fund, and its knowledge of the closed-end industry’s use of leverage.  The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the Advisory Agreement that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated an ability to retain qualified personnel.

Both at the meetings and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund’s performance relative to other investment companies and funds in the Caribbean and Latin America regions. The Board considered performance of the Fund, noting that the Fund’s net asset value performance was in line with funds used in the comparative data for the six-month and twelve-month periods ended June 30, 2015. The Board concluded that the performance of the Fund was within an acceptable range of performance relative to other funds used in the comparison.

Discussion Regarding the Approval of the Investment Advisory Agreement (continued)

The Board considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor providing services to the Fund, as well as the Advisor’s profitability. The Board considered the advisory fees paid to the Advisor by the Fund and relevant comparable fee data and statistics of Latin American-specialist and small foreign equity funds. The Board noted that there are no funds with which to make a direct comparison because of the Fund’s unique strategy. The Board also noted that the Fund is considerably smaller than many Latin American regional funds, and, therefore its total expense ratio is relatively higher than funds presented in comparison. The Board further discussed the services by the Advisor and concluded that the advisory services performed were efficient and satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Advisor’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Board recognized that because of the closed-end structure of the Fund, and that there is no influx of additional capital, this particular factor is less relevant to the Fund than it would typically be to an open-end fund. The Board concluded that only marginal economies of scale could be achieved through the growth of assets since the Fund is a closed-end fund.

The Board also considered its deliberations regarding the Advisor’s services and performance from the regular Board meetings held throughout the year, including the Board’s discussion of the Fund’s investment objective, long-term performance, investment style and process. The Board noted the high level of diligence with which it reviews and evaluates the Advisor throughout the year and the extensive information provided with respect to the Advisor’s performance and the Fund’s expenses on a quarterly basis. The Board also considered whether any events occurred or whether additional information or data was necessary for their review that would constitute a reason not to renew the Agreement and concluded there were not.

After further consideration of the factors discussed above and information presented at the August 4, 2015 meeting and at previous meetings of the Board, the Board, and the Independent Directors, determined to continue the Agreement for an additional one-year period. In arriving at its decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling.

Quarterly Portfolio Reports

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q is available by link on the Fund’s website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC’s EDGAR database at www.sec.gov.  In addition, the Form N-Q can be reviewed and copied at the SEC’s public reference room in Washington, D.C.  More information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2014 to June 30, 2015, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy

Information We Collect

We collect nonpublic information about our stockholders from applications or other account forms that they complete, from their transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about our stockholders, or our former stockholders, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about stockholders to third parties to assist us in servicing a stockholders’ account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to our stockholders. We may also disclose nonpublic information about our stockholders to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard stockholders’ personal information. We also restrict access to stockholders’ personal and account information to those employees who need to know that information to provide services to our stockholders.

Officers and Directors

Officers

ERIK M. HERZFELD
President
REANNA J. M. LEE
Secretary, Treasurer,
Chief Compliance Officer

Directors

THOMAS J. HERZFELD
Interested Director, and Chairman  of the Board
JOHN A. GELETY
Independent Director
CECILIA L. GONDOR
Interested Director
ANN S. LIEFF
Independent Director
KAY W. TATUM, Ph.D.
Independent Director

Portfolio Managers

THOMAS J. HERZFELD
Portfolio Manager
ERIK M. HERZFELD
Portfolio Manager

THE HERZFELD CARIBBEAN BASIN FUND, INC.
 119 Washington Avenue
Suite 504
Miami Beach, FL  33139